Exhibit 99.2

Second Quarter 2012 Earnings Conference Call July 24, 2012

7/24/2012 Safe Harbor and Non-GAAP Financial Measures Certain statements and information included in this presentation are “forward-looking statements” under the Federal Private Securities Litigation Reform Act of 1995, including our expectations for future earnings and other financial performance. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, increases or decreases in market demand in the commercial rental market, fluctuations in market demand on the sale of used vehicles impacting our pricing and our anticipated proportion of retail versus wholesale sales, lower than expected maintenance costs associated with a younger fleet and the execution of our maintenance initiatives, unexpected savings resulting from our company-wide cost savings initiatives, a slowdown of the economic recovery and decreases in freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, uncertainty or decline in economic and market conditions affecting contractual lease demand, competition from other service providers, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, sudden or unusual changes in fuel prices, our ability to manage our cost structure, and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, comparable earnings, comparable EPS excluding non-service pension costs, 2012 comparable EPS forecasts, comparable earnings before income tax, comparable tax rate, adjusted return on capital, adjusted total capital, total cash generated, free cash flow, total obligations and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for more information about the non-GAAP financial measures contained in this presentation. Additional information as required by Regulation G regarding non-GAAP financial measures can be found in our most recent Form 10-K and our Form 8-K filed as of the date of this presentation with the SEC, which are available in the Investors area of our website at www.ryder.com. 2 Proprietary and Confidential

Contents ?Second Quarter 2012 Results Overview ?Asset Management Update ?Earnings Outlook ?Q & A 7/24/2012 3 Proprietary and Confidential

7/24/2012

2nd Quarter Results Overview

Earnings per diluted share from continuing operations were $0.91 in 2Q12 vs. $0.79 in 2Q11

–2Q12 included a $0.09 charge related to restructuring

–2Q11 included a $0.10 charge from a tax law change and a $0.03 charge from acquisition-related restructuring costs

Comparable earnings per share from continuing operations were $1.00 vs. $0.92 in 2Q11

Comparable earnings per share from continuing operations were higher than the prior forecast range of $0.90—$0.95 primarily due to higher used vehicle pricing, lower maintenance costs as well as lower overhead spending

Total revenue increased 3% (and operating revenue increased 6%) vs. prior year reflecting the impact of organic revenue growth and the Hill Hire acquisition

4

Proprietary and Confidential

Key Financial Statistics Second Quarter ($ Millions, Except Per Share Amounts) 20122011% B/(W)Operating Revenue1,266.6$ 1,192.0$ 6%Fuel Services and Subcontracted Transportation Revenue 297.3 321.3 (7)%Total Revenue1,563.9$ 1,513.3$ 3%Earnings Per Share From Continuing Operations0.91$ 0.79$ 15%Comparable Earnings Per Share From Continuing Operations1.00$ 0.92$ 9%Net Earnings Per Share0.91$ 0.77$ 18%Memo:Average Shares (Millions)—Diluted50.7 51.0Tax Rate From Continuing Operations36.6%45.5% Comparable Tax Rate From Continuing Operations36.6%37.7% Comparable EPS from Continuing Operations excluding Non-Service Pension Costs1.09$ 0.98$ 11%7/24/2012 5 Proprietary and Confidential Note: Amounts throughout presentation may not be additive due to rounding.

Key Financial Statistics Year-to-Date ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. 20122011% B/(W)Operating Revenue2,495.5$ 2,321.1$ 8%Fuel Services and Subcontracted Transportation Revenue 604.6 617.6 (2)%Total Revenue3,100.1$ 2,938.7$ 5%Earnings Per Share From Continuing Operations1.59$ 1.29$ 23%Comparable Earnings Per Share From Continuing Operations1.59$ 1.43$ 11%Net Earnings Per Share1.58$ 1.26$ 25%Memo:Average Shares (Millions)—Diluted50.8 51.0Tax Rate From Continuing Operations32.8%43.7% Comparable Tax Rate From Continuing Operations36.8%38.8% Adjusted Return on Capital (Trailing 12 month)5.6%5.3% Comparable EPS from Continuing Operations excluding Non-Service Pension Costs1.78$ 1.54$ 16%7/24/2012 6 Proprietary and Confidential

7/24/2012 2nd Quarter Results Overview—FMS ?Fleet Management Solutions (FMS) total revenue up 3% (and operating revenue up 7%) vs. prior year –Contractual revenue up 5% –Full service lease revenue up 5% –Contract maintenance revenue up 2% –Commercial rental revenue up 10% –Fuel revenue down 5% due primarily to decrease in fuel pass-throughs and gallons ?FMS earnings before tax (EBT) up 7% –FMS EBT percent of operating revenue was flat vs. prior year ?FMS earnings positively impacted by lower incentive compensation, the Hill Hire acquisition and organic lease growth –These benefits were partially offset by lower commercial rental results 7 Proprietary and Confidential

7/24/2012 2nd Quarter Results Overview – SCS (including DCC) ?Supply Chain Solutions (SCS) total revenue up 6% (and operating revenue up 6%) vs. prior year due to higher automotive freight volumes (including impact from the prior year natural disasters in Japan) and new business ?SCS earnings before tax (EBT) up 9% –SCS EBT percent of operating revenue increased to 6.3% ?SCS earnings increased due to higher revenue, partially offset by higher medical benefit costs 8 Proprietary and Confidential

7/24/2012 Business Segments 20122011% B/(W)20122011% B/(W)Operating Revenue:Fleet Management Solutions830.9$ 778.9$ 7%1,100.9$ 1,064.5$ 3%Supply Chain Solutions(1)485.7 456.8 6%570.3 540.0 6%Eliminations(50.0) (43.7) (14)%(107.3) (91.1) (18)% Total 1,266.6$ 1,192.0$ 6%1,563.9$ 1,513.3$ 3%Segment Earnings Before Tax: (2)Fleet Management Solutions76.7$ 71.5$ 7%Supply Chain Solutions(1)30.4 27.8 9%Eliminations(7.2) (6.5) (11)%99.8 92.7 8%Central Support Services (Unallocated Share)(11.2) (11.2)—Non-Service Pension Costs(7.7) (4.8) (60)%Restructuring and Other Charges, Net and Other Items(7.1) (1.7) NMEarnings Before Income Taxes73.8 75.0 (2)%Provision for Income Taxes(27.0) (34.1) 21%Earnings from Continuing Operations46.8$ 40.9$ 14%Comparable Earnings from Continuing Operations51.3$ 47.8$ 7%Net Earnings46.7$ 40.0$ 17%Memo: Total RevenueSecond Quarter (1)Combined Supply Chain Solutions and Dedicated Contract Carriage. (2)Our primary measure of segment financial performance excludes unallocated CSS, non-service pension costs, restructuring and other charges, net and other items. ($ Millions) 9 Proprietary and Confidential

7/24/2012 Business Segments 20122011% B/(W)20122011% B/(W)Operating Revenue:Fleet Management Solutions1,623.6$ 1,497.9$ 8%2,172.3$ 2,044.6$ 6%Supply Chain Solutions(1)970.3 909.5 7%1,142.2 1,075.7 6%Eliminations(98.4) (86.3) (14)%(214.3) (181.6) (18)% Total 2,495.5$ 2,321.1$ 8%3,100.1$ 2,938.7$ 5%Segment Earnings Before Tax: (2)Fleet Management Solutions127.3$ 113.8$ 12%Supply Chain Solutions(1)52.3 48.0 9%Eliminations(13.7) (11.4) (20)%165.9 150.4 10%Central Support Services (Unallocated Share)(20.7) (19.9) (4)%Non-Service Pension Costs(15.7) (9.4) (68)%Restructuring and Other Charges, Net and Other Items(8.0) (2.5) NMEarnings Before Income Taxes121.5 118.6 2%Provision for Income Taxes(39.8) (51.8) 23%Earnings from Continuing Operations81.6$ 66.8$ 22%Comparable Earnings from Continuing Operations81.8$ 74.2$ 10%Net Earnings81.0$ 65.2$ 24%Memo: Total RevenueYear-To-Date (1)Combined Supply Chain Solutions and Dedicated Contract Carriage. (2)Our primary measure of segment financial performance excludes unallocated CSS, non-service pension costs, restructuring and other charges, net and other items. ($ Millions) 10 Proprietary and Confidential

7/24/2012 Capital Expenditures 2012 $20122011O/(U) 2011Full Service Lease786$ 327$ 458$ Commercial Rental500 518 (18) Operating Property and Equipment32 35 (3) Gross Capital Expenditures1,317 880 437 Less: Proceeds from Sales (Primarily Revenue Earning Equipment)199 143 57 Less: Sale and Leaseback of Assets130—130 Net Capital Expenditures 988$ 737$ 250$ Memo: Acquisitions2$ 349$ (346)$ Year-To-Date ($ Millions) 11 Proprietary and Confidential

7/24/2012 Cash Flow from Continuing Operations Year-To-Date ($ Millions) 20122011 Earnings from Continuing Operations82$ 67$ Depreciation460 421 Gains on Vehicle Sales, Net(45) (28) Amortization and Other Non-Cash Charges, Net34 27 Pension Contributions(40) (7) Changes in Working Capital and Deferred Taxes(19) (7) Cash Provided by Operating Activities472 473 Proceeds from Sales (Primarily Revenue Earning Equipment)199 143 Proceeds from Sale and Leaseback of Assets130—Collections of Direct Finance Leases33 30 Total Cash Generated834 646 Capital Expenditures (1)(1,204) (817) Free Cash Flow (2)(370)$ (172)$ (1)Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2)Free Cash Flow excludes acquisitions and changes in restricted cash. 12 Proprietary and Confidential

Debt to Equity Ratio

($ Millions)



Balance Sheet Debt to Equity
Total Obligations to Equity
300%
250%
200%
150%
100%
50%
0%
275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
261%
284%
275%
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
6/30/12
Long Term Target Midpoint(1)

	6/30/12		12/31/11		6/30/11	
Balance Sheet Debt	$	3,746	$	3,382	$	3,242
Percent To Equity		271%		257%		222%
Total Obligations	$	3,925	$	3,446	$	3,327
Percent To Equity		284%		261%		228%
Total Equity(2)	$	1,384	$	1,318	$	1,459

(1) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating.
(2) Total Equity includes impact of accumulated net pension related equity charge of $589 million as of 6/30/12, $595 million as of 12/31/11 and $418 million as of 6/30/11.

Ryder 7/24/2012 Proprietary and Confidential 13

Contents ?Second Quarter 2012 Results Overview ?Asset Management Update ?Earnings Outlook ?Q & A 7/24/2012 14 Proprietary and Confidential

7/24/2012 ?Units held for sale were 9,200 at quarter end, up from 5,000 units held for sale in the prior year –Sequentially from the first quarter, units held for sale increased by 500 units ?The number of used vehicles sold in the second quarter were 6,200, up 41% from the prior year ?Proceeds per unit were down 1% for tractors and were up 6% for trucks in the second quarter compared with prior year (excluding the impact of exchange rates) –Proceeds per unit were down 12% for tractors and up 5% for trucks vs. the prior quarter ?Vehicles no longer earning revenue were 12,300 at quarter-end, up 5,200 from the prior year due to a larger number of units held for sale –Sequentially from the first quarter, vehicles no longer earning revenue increased by 100 units ?Average second quarter total commercial rental fleet was up 17% year-over-year (5% excluding acquisitions) Global Asset Management Update (1) (1)Units rounded to nearest hundred. 15 Proprietary and Confidential

Contents ?Second Quarter 2012 Results Overview ?Asset Management Update ?Earnings Forecast ?Q & A 7/24/2012 16 Proprietary and Confidential

EPS Forecast – Continuing Operations

($ Earnings Per Share)

- **Increasing full year EPS forecast from $3.65 - $3.85 to $3.75 - $3.90**
- **Current forecast is as follows:**

	Third Quarter	Full Year
2012 Comparable EPS Forecast(1)	**$ 1.15 - 1.22**	**$ 3.75 - 3.90**
2011 Comparable EPS	**$1.09**	**$3.49**

(1) Full Year 2012 Comparable EPS Forecast excludes a $0.10 tax benefit and a $0.10 restructuring charge. Full year 2011 excludes $0.09 in net tax charges, $0.05 in restructuring charges and $0.04 in acquisition transaction costs.

Ryder 7/24/2012 Proprietary and Confidential 17

Q&A 7/24/2012 18 Proprietary and Confidential

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Adjusted Return on Capital History Non-GAAP Financial Measures & Reconciliations 7/24/2012 19 Proprietary and Confidential

7/24/2012 Fleet Management Solutions (FMS) 20122011% B/(W) Full Service Lease 521.5$ 494.7$ 5%Contract Maintenance 46.5 45.6 2%Contractual Revenue568.0 540.4 5%Contract-related Maintenance46.5 40.9 14%Commercial Rental198.7 180.0 10%Other17.7 17.6—Operating Revenue 830.9 778.9 7%Fuel Services Revenue270.0 285.6 (5)%Total Revenue1,100.9$ 1,064.5$ 3%Segment Earnings Before Tax (EBT)76.7$ 71.5$ 7%Segment EBT as % of Total Revenue7.0%6.7%Segment EBT as % of Operating Revenue 9.2%9.2%Second Quarter ($ Millions) 20 Proprietary and Confidential

7/24/2012 Fleet Management Solutions (FMS) 20122011% B/(W) Full Service Lease 1,032.0$ 978.0$ 6%Contract Maintenance 93.5 89.5 4%Contractual Revenue1,125.5 1,067.5 5%Contract-related Maintenance93.0 79.8 17%Commercial Rental370.0 315.7 17%Other35.1 34.9 1%Operating Revenue 1,623.6 1,497.9 8%Fuel Services Revenue548.7 546.7—Total Revenue2,172.3$ 2,044.6$ 6%Segment Earnings Before Tax (EBT)127.3$ 113.9$ 12%Segment EBT as % of Total Revenue5.9%5.6%Segment EBT as % of Operating Revenue 7.8%7.6%Year-To-Date ($ Millions) 21 Proprietary and Confidential

7/24/2012 Supply Chain Solutions (SCS) (1) Second Quarter ($ Millions) 20122011% B/(W) Automotive141.9$ 107.8$ 32% High-Tech78.0 85.4 (9)%Retail & CPG177.5 176.1 1%Industrial & Other88.2 87.6 1%Operating Revenue 485.7 456.8 6%Subcontracted Transportation84.5 83.2 2%Total Revenue570.3$ 540.0$ 6%Segment Earnings Before Tax (EBT)30.4$ 27.8$ 9%Segment EBT as % of Total Revenue5.3%5.1%Segment EBT as % of Operating Revenue 6.3%6.1%Memo: Dedicated Services—Operating Revenue(2)283.9$ 249.4$ 14% Dedicated Services—Total Revenue327.0$ 286.0$ 14% Fuel Costs63.8$ 55.1$ 16%(1)Combined Supply Chain Solutions and Dedicated Contract Carriage. (2)Excludes Dedicated Services Subcontracted Transportation. 22 Proprietary and Confidential

7/24/2012 Supply Chain Solutions (SCS) (1) Year-To-Date ($ Millions) 20122011% B/(W)Automotive281.7$ 230.5$ 22%High-Tech158.3 165.8 (5)%Retail & CPG356.3 343.1 4%Industrial & Other174.1 170.0 2%Operating Revenue 970.3 909.5 7%Subcontracted Transportation171.8 166.3 3%Total Revenue1,142.2$ 1,075.8$ 6%Segment Earnings Before Tax (EBT)52.3$ 48.0$ 9%Segment EBT as % of Total Revenue4.6%4.5%Segment EBT as % of Operating Revenue 5.4%5.3%Memo: Dedicated Services—Operating Revenue(2)565.9$ 499.0$ 13% Dedicated Services—Total Revenue655.4$ 573.9$ 14% Fuel Costs130.6$ 108.9$ 20%(1)Combined Supply Chain Solutions and Dedicated Contract Carriage. (2)Excludes Dedicated Services Subcontracted Transportation. 23 Proprietary and Confidential

7/24/2012 Central Support Services (CSS) 20122011% B/(W)Allocated CSS Costs37.5$ 40.2$ 7%Unallocated CSS Costs11.2 11.2—Total CSS Costs48.7$ 51.4$ 5%Second Quarter ($ Millions) 24 Proprietary and Confidential

7/24/2012 Central Support Services (CSS) 20122011% B/(W)Allocated CSS Costs76.6$ 76.8$—Unallocated CSS Costs20.7 19.9 (4)%Total CSS Costs97.3$ 96.7$ (1)%Year-To-Date ($ Millions) 25 Proprietary and Confidential

7/24/2012 Balance Sheet June 30,December 31,20122011Cash and Cash Equivalents73$ 105$ Other Current Assets987 984 Revenue Earning Equipment, Net5,563 5,050 Operating Property and Equipment, Net620 624 Other Assets875 856 Total Assets8,117$ 7,618$ Short-Term Debt / Current Portion Long-Term Debt382$ 274$ Other Current Liabilities980 900 Long-Term Debt3,364 3,108 Other Non-Current Liabilities (including Deferred Income Taxes)2,007 2,018 Shareholders’ Equity1,384 1,318 Total Liabilities and Shareholders’ Equity8,117$ 7,618$ ($ Millions) 26 Proprietary and Confidential

U.S. Asset Management Update [(a)]



Number of Units
YTD 07
YTD 08
YTD 09
YTD 10
YTD 11
YTD 12
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2,023
2,180
2,022
2,948
2,317
2,242
1,788
2,782
3,319
4,381
3,689
3,880
2,256
2,488
3,494
2,291
1,687
1,219
Redeployments
Extensions
Early Terminations (b) (c)

Redeployments – Vehicles coming off-lease with useful life remaining are redeployed in the Ryder fleet (Commercial Rental, SCS, or with another Lease customer).

Extensions – Ryder re-prices lease contract and extends maturity date.

Early terminations – Customer elects to terminate lease prior to maturity. Depending on the remaining useful life, the vehicle may be redeployed in the Ryder fleet (Commercial Rental, SCS, other Lease customer) or sold by Ryder.

(a) U.S. only
(b) Excludes early terminations where customer purchases vehicle
(c) Current year statistics may exclude some units due to a lag in reporting

Ryder 7/24/2012 Proprietary and Confidential 27

Financial Indicators Forecast (1)

($ Millions)

Total Cash Generated (2)



$1,054
$835
$949
$1,091
$1,381
$1,179
$1,252
$1,684
$1,571
$1,266
$1,328
$1,442
$1,820
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Forecast
Midpoint

Gross Capital Expenditures (2)



Full Service Lease
Commercial Rental
PP&E/Other
$1,289
$657
$600
$725
$1,165
$1,399
$1,757
$1,182
$1,265
$611
$1,088
$1,760
$2,150
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Forecast
Midpoint
Memo: Free Cash Flow (2) (3)
(242) 131 367 357 289 (208)(3) (439) 380 341 614 258 (257) (300)

Total Obligations to Equity Ratio



Total Obligations to Equity
Balance Sheet Debt to Equity
275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
261%
263%
275%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Forecast
Midpoint
Long
Term
Target
Midpoint(4)

(1) Total Obligations to Equity includes acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions.
(2) 2000-2004 not restated for operations discontinued in 2009.
(3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters.
(4) Represents long term obligations to equity target of 250-300% while maintaining a strong investment grade credit rating.

Ryder 7/24/2012 Proprietary and Confidential 28

Adjusted Return on Capital History Adjusted Return on Capital (ROC) 6.9%6.8%6.7%6.6%6.5%6.3%6.1%5.5%4.8%7.7%7.8%7.9%7.4%7.3%4.1%4.8%5.7%5.6%200420052006200720082009201020112012 ForecastCost of Capital (COC)

Return on Equity

15.3%

14.6%

15.5%

14.2%

11.2%

4.4%

8.4%

11.9%

14.3%

Adjusted Total Capital (1)

$3,359

$3,846

$4,184

$4,789

$4,841

$4,244

$4,030

$4,588

$5,177

ROC O/(U) COC

0.8%

1.0%

1.2%

0.8%

0.8%

(2.2)%

(1.3)%

0.2%

0.8%

(1)Adjusted Total Capital represents Adjusted Average Total Capital in millions. 2012 Forecast 29 Proprietary and Confidential 7/24/2012

7/24/2012 Non-GAAP Financial Measures ?This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. ?Specifically, the following non-GAAP financial measures are included in this presentation:

Non-GAAP Financial Measure

Comparable GAAP Measure

Reconciliation & Additional Information Presented on Slide Titled

Page

Operating Revenue

Total Revenue

Key Financial Statistics

5-6

Comparable Earnings / Comparable EPS

Earnings / EPS from Continuing Operations

Earnings and EPS from Continuing Operations Reconciliation

31

Comparable EPS Excluding Non-Service Pension Costs

EPS from Continuing Operations

Earnings and EPS from Continuing Operations Reconciliation

31

Comparable Earnings Before Income Tax / Comparable Tax Rate

Earnings Before Income Tax / Tax Rate

EBT and Tax Rate from Continuing Operations Reconciliation

32-33

Comparable EPS Forecast

EPS Forecast

EPS Forecast – Continuing Operations

17

Adjusted Return on Capital / Adjusted Total Capital / Adjusted Return on Capital to Adjusted Total Capital

Net Earnings / Total Capital

Adjusted Return on Capital Reconciliation

34

Total Cash Generated / Free Cash Flow

Cash Provided by Operating Activities

Cash Flow Reconciliation

37-38

Total Obligations / Total Obligations to Equity

Balance Sheet Debt / Debt to Equity

Debt to Equity Reconciliation

35-36

FMS and SCS Operating Revenue

FMS and SCS Total Revenue

Fleet Management Solutions (FMS) / Supply Chain Solutions (SCS)

20-23

30 Proprietary and Confidential

Earnings and EPS from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share) 2Q12 -2Q12 -2Q11 -2Q11 -Earnings EPSEarnings EPSReported46.8$ 0.91$ 40.9$ 0.79$ Tax law change— 5.4 0.10 Restructuring Charges4.5 0.09—- Acquisition Related Transaction Costs— 1.6 0.03 Comparable51.3 1.00 47.8 0.92 Non-Service Pension Costs4.8 0.09 2.9 0.06 Comparable EPS excluding Non-Service Pension Costs (1)56.0$ 1.09$ 50.7$ 0.98$ YTD12 -YTD12 -YTD11 -YTD11 -Earnings EPSEarnings EPSReported81.6$ 1.59$ 66.8$ 1.29$ Tax (benefits)/law changes(5.0) (0.10) 5.4 0.10 Restructuring Charges5.2 0.10 0.5 0.01 Acquisition Related Transaction Costs— 1.6 0.03 Comparable81.8 1.59 74.2 1.43 Non-Service Pension Costs9.7 0.19 5.6 0.11 Comparable EPS excluding Non-Service Pension Costs (1)91.5$ 1.78$ 79.7$ 1.54$ Proprietary and Confidential 31 7/24/2012 (1)Given the potentially significant change in pension expense from year to year and the non-operational nature of pension expense, the company uses Comparable Earnings per Share (EPS) Excluding Non-Service Pension Costs, a non-GAAP financial measure, which excludes non-service pension costs and other non-operational items from EPS from Continuing Operations to better evaluate year over year operating performance.

EBT and Tax Rate from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

	2Q12 - EBT	2Q12 - Tax	2Q12 - Tax Rate
Reported	$ 73.8	$ 27.0	
Restructuring Charges	7.1	2.6	
Comparable (1)	$ 80.9	$ 29.6	36.6%

	YTDQ12 - EBT	YTD12 - Tax	YTDQ12 - Tax Rate
Reported	$ 121.5	$ 39.8	
Tax Benefits	-	5.0	
Restructuring Charges	8.0	2.8	
Comparable (1)	$ 129.5	$ 47.6	36.8%

(1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors because they exclude from EBT and Tax Rate from Continuing Operations significant items that are not representative of our ongoing business operations and allow for better year over year comparisons.

Ryder 7/24/2012 Proprietary and Confidential 32

EBT and Tax Rate from Continuing Operations Reconciliation

($ Millions or $ Earnings Per Share)

	2Q11 - EBT	2Q11 - Tax	2Q11 - Tax Rate
Reported	$ 75.0	$ 34.1	45.5%
Tax Law Changes	-	(5.4)	
Acquisition Transaction Costs	1.7	0.2	
Comparable [(1)]	$ 76.7	$ 28.9	37.7%

	YTDQ11 - EBT	YTD11 - Tax	YTDQ11 - Tax Rate
Reported	$ 118.6	$ 51.8	43.7%
Tax Law Changes	-	(5.4)	
Acquisition Transaction Costs	1.7	0.2	
Restructuring Charges	0.8	0.3	
Comparable [(1)]	$ 121.1	$ 47.0	38.8%

(1) The company uses Comparable Earnings Before Income Tax (EBT) and Comparable Tax Rate from Continuing Operations, both non-GAAP financial measures, which provide useful information to investors because they exclude from EBT and Tax Rate from Continuing Operations significant items that are not representative of our ongoing business operations and allow for better year over year comparisons.

Ryder 7/24/2012 Proprietary and Confidential 33

7/24/2012 Adjusted Return on Capital Reconciliation ($ Millions) (1)Earnings calculated based on a 12-month rolling period. (2)Interest expense includes interest on off-balance sheet vehicle obligations. (3)Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4)The average is calculated based on the average GAAP balances. (5)Represents comparable earnings items for those periods. 6/30/126/30/11Net Earnings (1)186$ 141$ Restructuring and Other Charges, Net and Other Items11 9 Income Taxes97 81 Adjusted Earnings Before Income Taxes294 231 Adjusted Interest Expense (2)138 136 Adjusted Income Taxes (3)(158) (139) Adjusted Net Earnings274$ 227$ Average Total Debt(4)3,417$ 2,736$ Average Off-Balance Sheet Debt(4)81 100 Average Total Shareholders’ Equity(4) 1,391 1,417 Average Adjustments to Shareholders’ Equity (5) 4—Adjusted Average Total Capital4,893$ 4,253$ Adjusted Return on Capital5.6%5.3%34 Proprietary and Confidential

7/24/2012 Debt to Equity Reconciliation % to% to% to% to% to% to% to% to12/31/00Equity 12/31/01Equity 12/31/02Equity12/31/03Equity 12/31/04Equity 12/31/05Equity 12/31/06Equity 12/31/07EquityBalance Sheet Debt$2,017161%$1,709139%$1,552140%$1,816135%$1,783118%$2,185143%$2,817164%$2,776147%Receivables Sold345110————PV of minimum lease payments and guaranteed residual values under operating leases for vehicles87962537015316111778 178 PV of contingent rentals under securitizations209441311——— Total Obligations $3,450275%$2,885234%$2,233201%$1,969146%$1,944129%$2,302151%$2,895168%$2,954157%Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions) 35 Proprietary and Confidential

7/24/2012 Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding. % to% to% to% to% to% to12/31/08Equity 12/31/09Equity12/31/10Equity12/31/11Equity6/30/12Equity6/30/11EquityBalance Sheet Debt$2,863213%$2,498175%$2,747196%$3,382257%$3,746271%$3,242222%Receivables Sold————PV of minimum lease payments and guaranteed residual values under operating leases for vehicles163 119 100 64 180 85 Total Obligations $3,026225%$2,617183%$2,847203%$3,446261%$3,925284%$3,327228%36 Proprietary and Confidential

7/24/2012 ($ Millions) Cash Flow Reconciliation 12/31/00(1)12/31/01(1)12/31/02(1)12/31/03(1)12/31/04(1)12/31/0512/31/0612/31/0712/31/0812/31/09Cash Provided by Operating Activities1,023$ 365$ 617$ 803$ 867$ 776$ 852$ 1,097$ 1,248$ 985$ Less: Changes in Bal. of Trade Rec. Sold(270) 235 110—————Collections of Direct Finance Leases67 66 66 61 64 69 65 62 61 65 Proceeds from Sale (Prim. Rev. Earn. Equip.)230 173 152 210 331 333 332 373 262 216 Proceeds from Sale & Leaseback of Assets——13 118—- 150—- Other Investing, Net4 (4) 4 4 1—2 2—- Total Cash Generated1,054 835 949 1,091 1,381 1,179 1,252 1,684 1,571 1,266 Capital Expenditures (2)(1,296) (704) (582) (734) (1,092) (1,387) (1,691) (1,304) (1,230) (652) Free Cash Flow (3)(242)$ 131$ 367$ 357$ 289$ (208)$ (439)$ 380$ 341$ 614$ Memo:Depreciation Expense580$ 545$ 552$ 625$ 706$ 735$ 739$ 811$ 836$ 881$ Gains on Vehicle Sales, Net19$ 12$ 14$ 16$ 35$ 47$ 51$ 44$ 39$ 12$ 37 Proprietary and Confidential (1)Amounts have not been recasted for discontinued operations (2)Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3)Free Cash Flow excludes acquisitions and changes in restricted cash.

12/31/1012/31/116/30/126/30/11Cash Provided by Operating Activities from Continuing Operations1,028$ 1,042$ 472$ 473$ Proceeds from Sales (Primarily Revenue Earning Equipment)235 300 199 143 Proceeds from Sale and Leaseback of Assets-37 130—Collections of Direct Finance Leases62 62 33 30 Other, net3 — -Total Cash Generated1,328 1,442 834 646 Capital Expenditures (1)(1,070) (1,699) (1,204) (817) Free Cash Flow (2) 258$ (257)$ (370)$ (172)$ Memo:Depreciation Expense834$ 872$ 460$ 421$ Gains on Vehicle Sales, Net29$ 63$ 45$ 28$ 7/24/2012 ($ Millions) (1)Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2)Free Cash Flow excludes acquisitions and changes in restricted cash. Cash Flow Reconciliation 38 Proprietary and Confidential

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